UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 26, 2009

Investors Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-3493930
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 924-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On December 26, 2009, Patrick J. Grant, Chairman of the Boards of Directors of Investors Bancorp MHC, the Company and Investors Savings Bank, passed away. Mr. Grant also served as a member of the Nominating and Corporate Governance Committee of the Company. Mr. Grant served as Chairman of the Boards since 1997.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: December 31, 2009	By:	/s/ Kevin Cummings
Kevin Cummings
President and
Chief Executive Officer

3